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                                                                   EXHIBIT 23.01
                                                                   -------------

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-31115) pertaining to the 1996 Incentive Stock Option Plan, the 1996 Incentive Stock option Plan No. 2, the 1997 Employee Stock Purchase Plan, and the 1997 Equity Incentive Plan of At Home Corporation, the Registration Statement (Form S-8 No. 333-38833) pertaining to the 1997 Equity Incentive Plan of At Home Corporation, the Registration Statement (Form S-8 No. 333-60037) pertaining to the 1997 Equity Incentive Plan and the 1997 Employee Stock Purchase Plan of At Home Corporation, the Registration Statement (Form S-8 No. 333-79883) pertaining to the 1997 Equity Incentive Plan of At Home Corporation, the 1995 Equity Incentive Plan, the 1996 Equity Incentive Plan, the 1996 Directors Stock Option Plan, and the 1996 Employee Stock Purchase Plan of Excite, Inc., the Stock Option Plan of Netbot, Inc., the 1997 Equity Compensation Plan of MatchLogic, Inc., the 1996 Option Plan of Throw, Inc., and the 1996 Stock Option Plan of Classifieds2000, Inc., the Registration Statement (Form S-8 No. 333-81477) pertaining to the 1995 Option Plan and the 1998 Equity Incentive Plan of Narrative Communications Corp., the Registration Statement (Form S-8 No. 333-90327) pertaining to the 1997 Stock Option Plan and the 1999 Stock Option Plan of iMall, Inc., the Registration Statement (Form S-8 No. 333-93339) pertaining to the Amended and Restated 1999 Stock Option /Stock Issuance Plan of The Hartford House, Ltd., the Registration Statement (Form S-8 No. 333-31532) pertaining to the 2000 Equity Incentive Plan of At Home Corporation, the 1999 Plan of Kendara, Inc. and the 1999 Stock Option/Stock Issuance Plan of the Hartford House, Ltd., the Registration Statement (Form S-8 No. 333-44780) pertaining to the options and purchase rights issued under the DataInsight, Inc. 1998 Equity Incentive Compensation Plan and assumed by At Home Corporation in connection with its acquisition of DataInsight, Inc., the Registration Statement (Form S-8 No. 333-34452) pertaining to the options of Worldprints.com International, Inc. issued under the Worldprints.com International, Inc. 1999 Stock Incentive Plan and assumed by At Home Corporation, the Registration Statement (Form S-8 No. 333-47878) pertaining to the 1997 Equity Incentive Plan and the 1997 Employee Stock Purchase Plan of At Home Corporation, the Registration Statement (Form S-3 No.333-72669) and the related Prospectus of At Home Corporation for the registration of 919,000 shares of its Series A common stock, the Registration Statement (Form S-3 No. 333-78419) and the related Prospectus of At Home Corporation for the registration of $437,000,000 principal amount 5.246% Convertible Subordinated Debentures Due 2018 and 5,724,700 shares of its Series A common stock, the Registration Statement (Form S-3 No. 333-91001) and the related Prospectus of At Home Corporation for the registration of 4,769,696 shares of its Series A common stock, the Registration Statement (Form S-3 No. 333-94045) and the related Prospectus of At Home Corporation for the registration of 10,673,549 shares of its Series A common stock, the Registration Statement (Form S-3 No. 333-31530) and the related Prospectus of At Home Corporation for the registration of 5,285,600 shares of its Series A common stock, the Registration Statement (Form S-3 No. 333-32228) and the related Prospectus of At Home Corporation for the registration of $500,000,000 principal amount 4.75 % Convertible Subordinated Notes Due 2006 and 8,846,246 shares of its Series A common stock, the Registration Statement (Form S-3 No. 333-43156) and the related Prospectus of At Home Corporation for the registration of 713,355 and 98,890 shares of its Series A common stock, the Registration Statement (Form S-4 No. 333-47958) and the related Prospectus of At Home Corporation for the registration of 19,752,995 shares of its Series A common stock, and the Amendment No. 2 to the Registration Statement (Form S-3 No. 333-65662) and the related Prospectus of At Home Corporation for the registration of 51,869,286 shares of its Series A common stock, of our report dated January 24, 2001 (except for the second and third paragraphs of Note 1, as to which the date is August 14, 2001), with respect to the consolidated financial statements and schedule of At Home Corporation in this Amendment No. 2 to its Annual Report (Form 10-K/A-2) for the year ended December 31, 2000.


                                                           /s/ ERNST & YOUNG LLP


Palo Alto, California
August 14, 2001